Exhibit 10.1

FIRST AMENDMENT TO

SECURITIES PURCHASE AGREEMENT

THIS FIRST AMENDMENT TO SECURITIES PURCHASE AGREEMENT (the “Amendment”) is dated January 31, 2014, by and among Wheeler Real Estate Investment Trust, Inc., a Maryland corporation (the “Company”), and each investor identified on the signature pages hereto (collectively, the “Purchasers”).

WHEREAS, the Company and the Purchasers entered into that certain Securities Purchase Agreement, dated as of December 16, 2013 (the “SPA”), pursuant to which the Company issued convertible notes, promissory notes and warrants to purchase shares of the Company’s common stock to the Purchasers for an aggregate purchase price of $10,000,000;

WHEREAS, the SPA contemplated multiple closings, but Recital C thereof limited the aggregate size of the offering to $12,000,000;

WHEREAS, the Company desires to amend Recital C to increase the maximum size of the offering to $12,160,000, and the Purchasers are willing to amend the SPA to so reflect; and

WHEREAS, upon execution of the Amendment, the Company will generate a restated version of the SPA to reflect the amendment referenced herein, and all subsequent closings contemplated by the SPA will utilize such restated version.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Recital C of the SPA is hereby amended by replacing “$12,000,000” in the fourth line of the recital with “$12,160,000.”

IN WITNESS WHEREOF, the parties have caused this First Amendment to Securities Purchase Agreement to be duly executed as of the date first indicated above.

WHEELER REAL ESTATE INVESTMENT TRUST, INC.

By:	/s/ Jon S. Wheeler

Name:	Jon S. Wheeler

Title:	Chairman & Chief Executive Officer

Date:	February 5, 2014

OPPORTUNITY PARTNERS L.P.

By:	/s/ Andrew Dakos

Name:	Andrew Dakos

Title:	Manager – Bulldog Investors LLC

Date:	February 5, 2014

FULL VALUE PARTNERS L.P.

By:	/s/ Andrew Dakos

Name:	Andrew Dakos

Title:	Manager – Bulldog Investors LLC

Date:	February 5, 2014

SPECIAL OPPORTUNITY FUND, INC.

By:	/s/ Andrew Dakos

Name:	Andrew Dakos

Title:	Manager – Bulldog Investors LLC

Date:	February 5, 2014

FULL VALUE SPECIAL SITUATIONS FUND L.P.

By:	/s/ Andrew Dakos

Name:	Andrew Dakos

Title:	Manager – Bulldog Investors LLC

Date:	February 5, 2014

MCM OPPORTUNITY PARTNERS L.P.

By:	/s/ Andrew Dakos

Name:	Andrew Dakos

Title:	Manager – Bulldog Investors LLC

Date:	February 5, 2014

CALAPASAS WEST PARTNERS L.P.

By:	/s/ Andrew Dakos

Name:	Andrew Dakos

Title:	Manager – Bulldog Investors LLC

Date:	February 5, 2014

MERCURY PARTNERS L.P.

By:	/s/ Andrew Dakos

Name:	Andrew Dakos

Title:	Manager – Bulldog Investors LLC

Date:	February 5, 2014

STEADY GAIN PARTNERS L.P.

By:	/s/ Andrew Dakos

Name:	Andrew Dakos

Title:	Manager – Bulldog Investors LLC

Date:	February 5, 2014